Exhibit 99.1

Q1 2025 Investor Presentation Peoples Financial Services Corp. Holding Company for: CONFIDENTIAL

2 This presentation (this “Presentation”) has been prepared solely for general informational purposes by Peoples Financial Services Corp. (the “Company,” the “holding company,” “we” or “our”), a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and 100% owner of Peoples Security Bank and Trust Company (the "Bank"), a Pennsylvania state-chartered bank. No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company, any of its affiliates nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral information or communications transmitted or made available to the recipient by the Company or its affiliates or any other person in the course of the recipient’s evaluation of the Company. This Presentation may contain statistics and other data that in some cases has been obtained or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of such information or of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this Presentation contains certain non-GAAP financial measures, including, without limitation, tangible common equity (“TCE”), tangible assets (“TA”), tangible book value per share (“TBVPS”), and return on average tangible common equity (“ROATCE”). These non-GAAP financial measures are not intended to be considered in isolation and should be considered only as supplemental to, and not as a substitute for or superior to, financial measures prepared in accordance with GAAP. Forward-Looking Statements This presentation contains forward-looking statements that are not historical fact which are considered “forward-looking statements.” These statements may be identified by the use of words like “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend,” “potential and similar words and phrases, and may include statements about the Company’s financial condition, capital status, dividend payment practices, business outlook and affairs. Although these statements are based on management’s current expectations and estimates, actual conditions, results, and actual events or results may differ materially from those expressed or implied by such forward-looking statements, as they could be influenced by numerous factors which are unpredictable and outside the Company’s control. For these statements, the Company claims the protection of the statutory safe harbors for forward-looking statements. Factors that may cause actual events or results to differ materially from such statements include, among others, the following: (1) changes in general economic or monetary conditions, either nationally or regionally, including any deterioration in conditions that could lead to a deterioration in credit quality or diminished demand for the Company’s products and services; (2) changes in laws or government rules, or the way in which courts interpret those laws or rules, which could adversely affect the financial industry generally or the Company’s business in particular, or may impose additional costs and regulatory requirements; (3) fluctuations in interest rates, which may change in such a way as to reduce the Company’s interest margins and its funding sources; and (4) competitive pressures may increase among financial services providers in the Company’s market area or in the financial services industry generally, including pressures from nonbank financial service providers, including due to increasing consolidation and integration of financial service providers and from changes in technology and delivery systems . Actual events or results also may be impacted other factors that may be described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including under the heading “Risk Factors,” as filed with the Securities and Exchange Commission from time to time. These statements speak only as of the date of this presentation, you should not place undue reliance on any forward-looking statement, and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events. DISCLAIMER

Source: S&P Capital IQ Pro, Company-provided documents; consolidated (GAAP) financial data as March 31, 2025 (1) TCE / TA is a non-GAAP financial measure; please see page 30 for a reconciliation // (2) Tangible book value per share is a non-GAAP financial measure; please see page 30 for a reconciliation 3 Q1 2025 Results Operating Results • Net income of $15.0 million, or $1.49 per diluted share • ROAA of 1.22% and ROATCE of 16.5% • Net interest margin of 3.50% • Efficiency ratio of 55.8% Deposits • Total deposits of $4.32 billion, total cost of deposits of 1.93% • Non-maturity deposits of $3.55 billion, or 82.2% of total deposits • Noninterest bearing deposits of $901.4 million, or 20.9% of total deposits • Cost of funds of 2.05% Loans • Gross loans of $3.99 billion • Gross loans to total assets of 79.8% • 1Q 2025 loan yields increased 2 bps to 5.92% • Loan / deposit ratio of 92.5% Asset Quality • Nonperforming assets to total assets of 0.47% • Nonperforming loans to total loans of 0.58% • Net charge-offs of $0.9 million or 0.09% as a percentage of average total loans • ACL for LHFI of $41.1 million, or 1.03% of loans Capital & Liquidity • Tangible common equity to tangible assets increased 43 bps to 7.63%(1) • Tangible book value per share increased $1.47 to $37.35(2) • Total available liquidity of $2.4 billion at March 31, 2025, including ample cash and securities position of $669 million

Peoples Financial Services Corp. (NASDAQ: PFIS)

($ in billions, except per share data)

BALANCE SHEET	2021	2022	2023	2024	2024 Q1	2025 Q1
Assets	$3.37	$3.55	$3.74	$5.09	$3.67	$5.00
Net Loans	$2.30	$2.70	$2.83	$3.95	$2.84	$3.95
Deposits	$2.96	$3.05	$3.28	$4.41	$3.20	$4.32
NPAs / Assets (%)	0.15	0.10	0.11	0.46	0.23	0.47
LLR / Gross Loans (%)	1.22	1.01	0.77	1.05	0.79	1.03
TCE / TA (%) (1)	8.36	7.22	7.53	7.20	7.67	7.63
Risk-Based Capital Ratio (%)	13.56	12.13	14.16	12.34	13.85	12.74

FINANCIAL PERFORMANCE	2021	2022	2023	2024	2024 Q1	2025 Q1
ROAA (%)	1.41	1.12	0.74	0.19	0.38	1.22
ROAE (%)	13.34	11.87	8.32	2.07	4.07	12.53
Cost of Deposits (%)	0.27	0.42	1.82	2.29	2.33	1.93
Net Interest Margin (%)	2.99	3.02	2.54	2.84	2.29	3.50
Efficiency Ratio (%)	54.9	56.3	64.5	63.6	73.7	55.8
Diluted Earnings Per Share	$6.02	$5.28	$3.83	$0.99	$0.49	$1.49
TBV Per Share (2)	$38.54	$35.19	$39.35	$35.88	$39.20	$37.35

- **1905** — The First National Bank of Hallstead is founded
- **2013** — PFIS acquires Penseco Financial Services Corp.
- **2014** — Launches growth strategy expanding into the Greater Lehigh Valley and Philadelphia MSA
- **2014** — PFIS begins trading on NASDAQ exchange (uplisted from OTC)
- **2017** — Regional HQ in Lehigh Valley established (3rd fastest growing MSA in PA)
- **2021** — Opened Pittsburgh, PA and Piscataway, NJ branches
- **2024** — PFIS acquires FNCB Bancorp, Inc.
- **2025** — $5.0 bank with operations in PA, NY, & NJ

Source: S&P Capital IQ Pro, Company website, Company-provided documents; consolidated (GAAP) financial data as March 31, 2025
(1) TCE / TA is a non-GAAP financial measure; please see page 30 for a reconciliation // (2) Tangible book value per share is a non-GAAP financial measure; please see page 30 for a reconciliation

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Source: S&P Capital IQ Pro, Company-provided documents (1) Median of all commercial banks HQ in Pennsylvania for the quarter ended March 31, 2025 // (2) Branch-level deposits data as of June 30, 2024 // (3) ROATCE is a non-GAAP financial measure; please see page 30 for a reconciliation 5 Company Highlights Seasoned Management Team with Decades of Operating Experience ▪ Senior management team comprised of individuals with over 375 years of combined banking experience ▪ The Company’s CEO and CFO have been with the Company (including time spent at FNCB Bancorp, Inc. (“FNCB”)) for a combined total of 73 years Valuable Core Deposit Franchise Built Over 100+ Years in Demographically-Attractive and Stable Markets throughout Pennsylvania, New York, and New Jersey ▪ Founded in 1905, the Bank represents 4 distinct Northeastern Pennsylvania franchises, each with their own 100+ year histories ▪ Since its founding, the Bank has been committed to supporting the people who live and work in its community, resulting in a loyal customer and deposit base, which has translated to lower funding costs relative to peers ▪ MRQ Cost of Funds of 1.99% vs. 2.14% for median of all PA banks (1) ▪ Core legacy Scranton—Wilkes-Barre, PA MSA is one of the top MSAs in PA for economic development and growth ▪ 3 branches located in the fast-growing Lehigh Valley region, each with ~$100mm of deposits(2) ▪ Recent expansion into Pittsburgh, PA, Piscataway, NJ, and southeastern PA has increased access to large metropolitan markets Strong Profitability Boosted by Recent Merger with FNCB ▪ The Company completed its merger with FNCB on July 1, 2024, providing increased scale, diversified earnings, and improved liquidity position ▪ Q1 2025 results reflect execution on merger initiatives including realization of cost savings and purchase accounting accretion ▪ MRQ ROAA of 1.22% and ROATCE (3) of 16.5% as of March 31, 2025

Source: S&P Capital IQ Pro; bank-level financial data as of March 31, 2025 // branch-level deposit data as of June 30, 2024 (1) Banks with total assets less than $10.0B, total assets shown at bank-level 6 Branch Footprint and Deposit Market Share Branch Footprint #2 in Scranton MSA Deposit Market Share and #7 Largest Pennsylvania Community Bank(1) ScrantonꟷWilkes-Barre, PA MSA Deposit Market Share Top 10 Pennsylvania Community Banks # Company Deposits ($B) Market Share (%) 1 The PNC Finl Svcs Grp $3.55 22.3 2 Peoples Financial Services Corp. $2.57 16.1 3 Fidelity D & D Bancorp Inc. $1.64 10.3 4 M&T Bank Corp. $1.45 9.1 5 Cmnty Finl System Inc $1.31 8.2 6 Wells Fargo & Co. $1.14 7.1 7 NBT Bancorp Inc. $0.72 4.5 8 F.N.B. Corp. $0.68 4.3 9 Citizens Financial Group Inc. $0.61 3.8 1 0 Penns Woods Bancorp Inc. $0.54 3.4 Top 10 Pennsylvania Community Banks # Company Assets ($B) 1 S&T Bancorp, Inc. $9.71 2 Univest Financial Corporation $7.95 3 CNB Financial Corporation $6.27 4 Mid Penn Bancorp, Inc. $5.54 5 Orrstown Financial Services, Inc. $5.44 6 Semperverde Holding Co $5.31 7 Peoples Financial Services Corp. $4.99 8 Citizens Financial Services, Inc. $3.01 9 Penn Community Mutual Holdings Inc $2.90 1 0 NexTier Incorporated $2.84

Principal Markets Overview

Scranton–Wilkes-Barre, PA (MSA)

- Population of **~572k** people; the Scranton–Wilkes-Barre, PA MSA includes **23** PFIS branches
- **~16% market share**; accounts for **~57%** of PFIS's deposit franchise
- Main businesses include manufacturing, distribution, and back-office centers [1]
- Ideal location in Boston-Washington metro corridor [1]

Susquehanna, PA (County)

- Population of **~38k** people; Susquehanna County includes **4** PFIS branches
- **~65% market share**; accounts for **~27%** of PFIS's deposit franchise
- The largest employers are education, healthcare, government, oil & gas, and recreation[2]

Allentown-Bethlehem-Easton, PA-NJ (MSA)

- Population of **~879k** people; the Allentown-Bethlehem-Easton, PA-NJ MSA includes **3** PFIS branches
- **~1.4% market share**; accounts for **~6.8%** of PFIS's deposit franchise
- Top industries include healthcare, warehousing, manufacturing, and education [2,3]
- The Lehigh Valley ranked as one of the **U.S. hotspots for business attraction and expansion** in 2024, placing third in the country for regions its size [3]

Principal Market Employers

Prudential

Cigna

kane is able — Dependable People. Exceptional Logistics.

GENERAL DYNAMICS

LOCKHEED MARTIN

THE UNIVERSITY OF SCRANTON — A JESUIT UNIVERSITY

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LEHIGH UNIVERSITY

Source: S&P Capital IQ Pro unless otherwise indicated
(1) ScrantonPlan.com // (2) PA.gov // (3) LehighValley.org

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Source: Company-provided documents Note: Years at Bank includes time spent at companies acquired by PFIS 8 Experienced Management Team Gerard A. Champi – Chief Executive Officer Years in Banking: 42 | Years at Bank: 34 Gerard A. Champi, was appointed Chief Executive Officer the Company and the Bank effective January 1, 2025, age 64. Mr. Champi had been with FNCB Bank since 1991 and served in various leadership roles in the Retail, Commercial Sales, and Executive Divisions. Thomas P. Tulaney – President Years in Banking: 41 | Years at Bank: 14 Thomas P. Tulaney was appointed to President of the Company and the Bank effective January 1, 2025, age 65. In December 2018, he assumed oversight of the Bank’s Wealth Management Division. He joined Penn Security Bank and Trust Company in April 2011 as Executive Vice President and Deputy Chief Lending Officer. James M. Bone, Jr., CPA – EVP & Chief Financial Officer Years in Banking: 39 | Years at Bank: 39 James M. Bone, Jr., CPA, EVP and CFO, of the Company and the Bank, age 63. Mr. Bone was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Bone served as EVP and Chief Operations Officer of the Company and the Bank, a position he held since the consummation of the FNCB merger on July 1, 2024. From September 2012 until the merger, he served as EVP and Chief Financial Officer/Treasurer of FNCB Bancorp., Inc. and its banking subsidiary, FNCB Bank. John R. Anderson III – EVP & Chief Operating Officer Years in Banking: 35 | Years at Bank: 35 John R. Anderson III, EVP and COO, of the Company and the Bank, age 58. Mr. Anderson was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Anderson served as EVP and CFO from March 2018, after serving as the SVP and Interim Principal Financial and Accounting Officer since April 2016. Prior to that he was VP/Planning and Statistical Analyst, of Penn Security Bank and Trust Company since May 2011. James P. Chiaro, CMFC, AIF – EVP and Chief Invest. Services Officer Years in Banking: 25 | Years at Bank: 7 James P. Chiaro, CMFC, AIF, was appointed to EVP and Chief Investment Services Officer the Company and the Bank effective July 1, 2024, age 49. In his current role, Mr. Chiaro is responsible for the overall management, strategy, growth and operating results for Peoples Security Bank and Trust Wealth Management Division. From September 2022 until the FNCB merger, he was EVP and CISO of FNCB.

Source: Company-provided documents Note: Years at Bank includes time spent at companies acquired by PFIS 9 Experienced Management Team Jeffrey A. Drobins – EVP & Chief Lending Officer Years in Banking: 18 | Years at Bank: 11 Jeffrey A. Drobins, Executive Vice President and Chief Lending Officer of the Company and the Bank, age 40. Mr. Drobins was appointed to his current position in October 2022, after serving as the Senior Vice President and Lehigh Valley Market President since April 2016. Prior to that he was Vice President and Commercial Relationship Manager since September 2014. Susan L. Hubble – EVP and Chief Information Officer Years in Banking: 25 | Years at Bank: 25 Susan L. Hubble, Executive Vice President, Chief Information Officer of the Company and the Bank, age 69. Ms. Hubble was appointed to her current position in December 2019. Prior to that, she was Senior Vice President, Senior Information Technology Officer, since April 2019. Prior to that, she was Vice President, Information Technology Officer since July 2014. Timothy H. Kirtley – EVP and Chief Risk Officer Years in Banking: 33 | Years at Bank: 9 Timothy H. Kirtley, Executive Vice President, Chief Risk Officer of the Company and the Bank, and Corporate Secretary, age 55. Mr. Kirtley was appointed to his current position in April 2020, and served as Executive Vice President and Chief Credit Officer from July 2016 until April 2020. Mary G. Cummings, Esquire – EVP and General Counsel Years in Banking: 13 | Years at Bank: 13 Mary Griffin Cummings, Esquire, was appointed to Executive Vice President and General Counsel of the Company and the Bank effective July 1, 2024, age 62. From April 2018 until the FNCB merger, Ms. Cummings served as EVP and General Counsel of FNCB Bancorp, Inc. and FNCB Bank. Laureen S. Cook, CPA – SVP & Chief Financial Reporting Officer Years in Banking: 35 | Years at Bank: 3 Laureen S. Cook, CPA, Senior Vice President and Chief Financial Reporting Officer of the Company and Bank, age 56. Ms. Cook was appointed to her current position in April 2025. Prior to that that, she was Senior Vice President, Chief Accounting Officer, since April 2022.

Source: Company-provided documents Note: Years at Bank includes time spent at companies acquired by PFIS 10 Experienced Management Team Amy E. Vieney – SVP and Chief Human Resource Officer Years in Banking: 3 | Years at Bank: 3 Amy E. Vieney, Senior Vice President and Chief Human Resource Officer of the Company and the Bank, age 50. Ms. Vieney joined Peoples in her current position in June 2022. From December 2017 through June 2022, she served as Senior Director, Human Resources at St. Luke’s University Health Network, headquartered in Bethlehem, Pennsylvania. Stephanie A. Westington, CPA – SVP and Chief Accounting Officer Years in Banking: 35 | Years at Bank: 13 Stephanie A. Westington, CPA, SVP and Chief Accounting Officer of the Company and the Bank, age 59. Ms. Westington was appointed to her current position in April 2025. Ms. Westington previously served as SVP and Chief Profitability Officer of the Company and the Bank, a position she held since the consummation of the FNCB merger on July 1, 2024. From April 2022 until the merger, she served as SVP and Chief Accounting Officer of FNCB Bancorp, Inc. and its subsidiary, FNCB Bank. Prior to that, she was SVP and Controller since July 2012. Neal D. Koplin – Senior EVP and Chief Banking Officer Years in Banking: 43 | Years at Bank: 11 Neal D. Koplin, Senior Executive Vice President and Chief Banking Officer of the Company and the Bank, age 64. Mr. Koplin was appointed to his current position in December 2019. Prior to that, he was Executive Vice President and Lehigh Valley Division Head since August 2014.

Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025 11 Strong Balance Sheet Growth $2,963 $3,047 $3,279 $4,408 $4,317 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q1 $2,301 $2,703 $2,828 $3,952 $3,951 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q1 $340 $315 $340 $469 $482 – $100 $200 $300 $400 $500 $600 2021 2022 2023 2024 2025Q1 $3,369 $3,554 $3,742 $5,092 $4,999 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q1 ($ in millions) Total Assets Total Net Loans Total Deposits Total Equity ($ in millions) ($ in millions) ($ in millions)

Historical Bank Loan Composition & Yields

Bank continues to maintain a well-diversified Loan portfolio.

Peoples Security Bank and Trust Company Loan Composition Since 2021

	2021		2022		2023		2024		2025Q1[1]	
Gross Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$178,560	7.7%	$272,103	10.0%	$256,088	9.0%	$278,233	7.0%	$290,909	7.3%
1-4 Family	420,769	18.1%	478,295	17.5%	509,551	17.9%	757,774	19.0%	763,414	19.1%
Multifamily	189,403	8.1%	232,477	8.5%	273,076	9.6%	407,917	10.2%	415,992	10.4%
Comm RE (Non Farm/Res)	904,175	38.8%	1,079,410	39.5%	1,112,863	39.0%	1,426,105	35.7%	1,396,658	35.0%
C&I	353,341	15.2%	354,657	13.0%	373,211	13.1%	698,433	17.5%	704,275	17.6%
Farm RE	15,467	0.7%	11,513	0.4%	11,769	0.4%	10,150	0.3%	11,327	0.3%
Agricultural	9	0.0%	5	0.0%	1	0.0%	0	0.0%	0	0.0%
Consumer	73,353	3.1%	83,090	3.0%	81,854	2.9%	132,105	3.3%	121,610	3.0%
Leases	0	0.0%	0	0.0%	0	0.0%	10,711	0.3%	9,783	0.2%
Other	194,504	8.3%	218,566	8.0%	231,734	8.1%	272,077	6.8%	277,991	7.0%
Total Gross Loans	**$2,329,581**	**100.0%**	**$2,730,116**	**100.0%**	**$2,850,147**	**100.0%**	**$3,993,505**	**100.0%**	**$3,991,959**	**100.0%**
Yield on 1-4 Family Loans	*4.16%*		*3.03%*		*3.11%*		*4.18%*		*4.00%*	
Yield on All Other RE Loans	*3.97%*		*4.30%*		*5.28%*		*5.99%*		*5.63%*	
Yield on C&I Loans	*3.63%*		*5.02%*		*6.07%*		*8.33%*		*8.76%*	
Yield on Loans and Leases	***3.89%***		***3.99%***		***4.76%***		***5.56%***		***5.76%***	
Yield on Earning Assets	*3.26%*		*3.42%*		*4.26%*		*5.99%*		*5.33%*	

Source: S&P Capital IQ Pro; Bank-level financial data as of March 31, 2025
Note: 2024-year yields use the average of the quarterly average balance for the denominator // (1) Annualized yields for the three months ended March 31, 2025

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CRE Portfolio Detailed Breakdown by Asset Type

Non-Owner Occupied CRE Portfolio Composition at March 31, 2025

($ in thousands)	Non-Owner Occupied			
Loan Category	Number of Loans	Average Loan Size	Loan Balance	Wtd Average Interest Rate
Multifamily (5+ Units)	310	$ 1,678	$ 520,105	5.09%
Office	148	$ 1,347	$ 199,330	4.75%
Retail – Unanchored	157	$ 1,205	$ 189,254	5.01%
Retail – Anchored	50	$ 2,587	$ 129,359	4.64%
Industrial / Warehouse	69	$ 1,461	$ 100,811	4.76%
Hospitality (Hotel / Motel)	34	$ 1,935	$ 65,791	5.64%
Healthcare	25	$ 2,520	$ 63,004	5.02%
Medical Office Building	19	$ 2,629	$ 49,958	4.01%
Self-storage / Mini-warehouse	17	$ 1,939	$ 32,955	5.40%
Land – Unimproved	115	$ 280	$ 32,180	7.26%
Other	62	$ 498	$ 30,902	6.27%
Land Acquisition & Development - Commercial	46	$ 487	$ 22,396	7.12%
Gas Station / Convenience Store	23	$ 928	$ 21,347	5.21%
Restaurant / Bar	26	$ 788	$ 20,479	5.95%
Student Housing	7	$ 2,423	$ 16,961	7.36%
Land Acquisition & Development - Residential	66	$ 252	$ 16,661	6.83%
1-4 Family Residential (For Sale Construction)	11	$ 758	$ 8,341	7.28%
Mobile Home Park	6	$ 996	$ 5,976	5.68%
1-4 Family Residential – Rental Property	10	$ 556	$ 5,558	6.75%
School / Campus Real Estate	7	$ 789	$ 5,520	4.11%
1-4 Family Residential (Primary / Secondary Residence)	19	$ 284	$ 5,394	5.92%
Recreational	6	$ 419	$ 2,516	7.78%
Unassigned	13	$ 80	$ 1,038	7.27%
Farmland	1	$ 135	$ 135	4.25%
Dealership	1	$ 78	$ 78	8.50%
Parking Lot	1	$ 61	$ 61	4.25%
Total CRE loans, gross	**1,249**	**$ 1,238**	**$ 1,546,112**	**5.15%**

Source: Company-provided documents; Bank-level financial data as of March 31, 2025

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CRE Portfolio Detailed Breakdown by Asset Type

Owner Occupied CRE Portfolio Composition at March 31, 2025

($ in thousands)	Owner Occupied			
Loan Category	**Number of Loans**	**Average Loan Size**	**Loan Balance**	**Wtd Average Interest Rate**
Industrial / Warehouse	236	$ 676	$ 159,650	5.32%
Office	225	$ 363	$ 81,615	5.75%
Other	138	$ 508	$ 70,069	5.46%
Recreational	56	$ 1,020	$ 57,111	7.22%
Retail – Unanchored	103	$ 432	$ 44,533	5.26%
School / Campus Real Estate	21	$ 1,998	$ 41,953	3.89%
Gas Station / Convenience Store	35	$ 775	$ 27,125	4.00%
Restaurant / Bar	72	$ 292	$ 21,005	6.75%
Medical Office Building	24	$ 753	$ 18,062	5.35%
Dealership	17	$ 850	$ 14,444	5.53%
Healthcare	12	$ 679	$ 8,149	7.25%
Retail – Anchored	3	$ 2,119	$ 6,357	4.93%
Unassigned	41	$ 84	$ 3,440	5.73%
Parking Lot	4	$ 709	$ 2,834	5.97%
Hospitality (Hotel / Motel)	2	$ 179	$ 359	7.00%
1-4 Family Residential (Primary / Secondary Residence)	7	$ 48	$ 338	8.50%
Land Acquisition & Development - Commercial	1	$ 318	$ 318	4.25%
1-4 Family Residential – Rental Property	1	$ 136	$ 136	6.00%
Self-storage / Mini-warehouse	1	$ 31	$ 31	5.00%
Total CRE loans, gross	**999**	**$ 558**	**$ 557,531**	**5.51%**

The Bank primarily underwrites CRE loans with loan-to-value ratios at or below 75% at origination

Source: Company-provided documents; Bank-level financial data as of March 31, 2025

14

$221 $154 $233 $107 $181 10.52% 7.32% 11.07% 5.09% 8.60% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $0 $50 $100 $150 $200 $250 2025 2026 2027 2028 2029+ Balance % of CRE Loans $147 $193 $206 $205 $124 6.99% 9.20% 9.79% 9.73% 5.89% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $0 $50 $100 $150 $200 $250 2025 2026 2027 2028 2029 Balance % of CRE Loans Source: Company-provided documents; Bank-level financial data as of March 31, 2025 15 Commercial Real Estate Portfolio Details ($ in millions) CRE Maturity Schedule CRE Repricing Schedule ($ in millions) • CRE loans schedule to mature in 2030 and after are $1.2 billion or 58% of the Total CRE Loans • Fixed Rate CRE loans of $889 million or 42% of the Total CRE Loans • Adjustable Rate CRE loans scheduled to reprice in 2025 are $221 million or 10.5% of the Total CRE Loans

C&I - Other 8% C&I - Equipment Financing 6% CRE 71% 1-4 Family 11% Consumer 4% Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025 16 Asset Quality Summary Summary Metrics • Nonperforming loans to total loans: • 0.58% at March 31, 2025 compared to 0.56% as of December 31, 2024 • Allowance for credit losses on loans to nonperforming loans: • 178.5% at March 31, 2025 compared to 185.7% as of December 31, 2024 • Allowance for credit losses on loans: • $41.1 million, or 1.03% of total loans, at March 31, 2025, compared to $41.8 million, or 1.05% of total loans, as of December 31, 2024 Nonperforming Loans by Type ($ in thousands) Q1 2025 Q4 2024 Total nonperforming loans $23,657 $22,957 Nonperforming loans to total loans 0.60% 0.58% Total nonperforming assets $23,684 $22,984 Nonperforming assets to total assets 0.47% 0.45% Net charge-offs (net of recoveries) $922 $934 Net charge-offs to avg. loans (annualized) 0.09% 0.09% YTD net charge-offs (net of recoveries) $922 $1,091 YTD net charge-offs to avg. loans (annualized) 0.09% 0.03% ($ in thousands) Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans C&I - Other $1,202 $557 $1,759 C&I - Equipment Financing $461 $1,026 $1,487 CRE (incl. Multifamily) $13,835 $2,428 $16,263 1-4 Family Residential $2,658 – $2,658 Consumer $835 – $835 TOTAL $18,991 $4,011 $23,002

44% 49% 54% 51% 44% 49% 48% 19% 18% 17% 17% 13% 11% 12% 19% 20% 20% 22% 24% 21% 22% 19% 13% 10% 10% 19% 18% 18% $1,971 $2,437 $2,963 $3,047 $3,279 $4,408 $4,317 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% – $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2019 2020 2021 2022 2023 2024 2025Q1 Demand Deposits Savings Money Market Time Deposits Total Deposits Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025 17 Deposit Composition ($ in millions)

0.81 0.78 0.71 0.53 0.48 0.43 0.34 0.30 0.25 0.22 0.20 0.22 0.44 0.82 1.25 1.71 2.02 2.26 2.33 2.32 2.34 2.21 1.93 2.30 1.83 1.42 0.25 0.25 0.25 0.25 0.25 0.25 0.25 0.29 0.94 2.35 3.82 4.69 5.16 5.43 5.50 5.50 5.50 5.43 4.82 4.50 (0.50) 1.13 2.75 4.38 6.00 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Int Cost: Total Deposits (%) Fed Funds Target Rate (%) Cost of Deposits Over Time Compared to Wholesale Rates Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025 Note: Fed Funds Target Rate represents the day-weighted upper bound of the Fed Funds target 18 Relationship-based core deposits • Well-diversified and granular customer base with low-cost transaction deposits reflects relationship-based model • Non-maturity deposits comprise 82.2% of total deposits; costs of 1.51% • Total deposits less time deposits over $250k comprise 96.1% of total deposits • Uninsured deposits of 30.0% of total deposits Cost of Total Deposits vs. Fed Funds Target Rate Latest Interest Rate Cycle

$84,635 $95,749 $86,754 $115,989 $158,192 2.99% 3.02% 2.54% 2.84% 3.50% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $30,000 $60,000 $90,000 $120,000 $150,000 $180,000 2021 2022 2023 2024 2025Q1 Ann. NII NIM 3.94% 4.04% 4.81% 5.62% 5.92% 1.94% 1.67% 1.77% 2.43% 2.95% 0.27% 0.42% 1.82% 2.29% 1.93% 0.35% 0.51% 1.91% 2.40% 2.05% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2021 2022 2023 2024 2025Q1 Ann. Loan Yield Securities Yield Cost of Deposits Cost of Funds Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025 (1) 2025Q1 Ann. for the annualized three months ended March 31, 2025 19 Net Interest Income & Net Interest Margin Net Interest Income (NII) and Net Interest Margin (NIM) Key Components of NII and NIM ($ in thousands) (1) (1)

16.54 15.94 13.74 12.64 13.95 13.46 12.22 2019 2020 2021 2022 2023 2024 2025Q1 Ann. Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025 (1) 2025Q1 Ann. for the annualized three months ended March 31, 2025 20 Non-Interest Income & Expense Non-Interest Income / Operating Revenue (%) Net-Operating Expense / Average Assets (%) 1.70 1.45 1.34 1.43 1.42 1.52 1.61 2019 2020 2021 2022 2023 2024 2025Q1 Ann. (1) (1) $900 million in AUM under Trust and Wealth Advisors 55.8% Efficiency ratio for Q1 ‘25 $110.7 million Deposits per branch Highlights

Core Net Revenue Detail Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025 (1) 2025Q1 Ann. for the annualized three months ended March 31, 2025 21 The Company has managed to maintain a strong P&L amidst recent headwinds for the banking industry. Pend $79,801 $84,635 $95,749 $86,754 $115,989 $158,192 $54,868 $55,004 $62,677 $66,374 $89,603 $109,604 $15,130 $13,481 $13,852 $14,063 $18,039 $22,020 $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 2020 2021 2022 2023 2024 2025Q1 Ann. Net Interest Income Noninterest Expense Noninterest Income (1) ($ in thousands)

Source: S&P Capital IQ Pro; Bank-level financial data as of March 31, 2025 22 Regulatory Bank Capital Ratios (2) 10.08% 9.58% 9.69% 9.34% 8.37% 8.92% 13.74% 13.76% 12.64% 13.30% 10.95% 11.38% 14.99% 15.01% 13.66% 14.12% 12.04% 12.45% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2020 2021 2022 2023 2024 2025Q1 Leverage Ratio CET1 Ratio Tier 1 Ratio Total RBC Ratio

Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025 23 Regulatory Consolidated Capital Ratios (2) 9.28% 9.16% 9.03% 8.50% 7.97% 8.49% 10.16% 10.55% 12.16% 12.32% 11.13% 12.10% 10.41% 10.81% 15.10% 13.56% 12.13% 14.16% 12.34% 12.73% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2020 2021 2022 2023 2024 2025Q1 Leverage Ratio CET1 Ratio Tier 1 Ratio Total RBC Ratio

Net Interest Income Sensitivity Profile Interest Rate Scenario -400 -300 -200 -100 +100 +200 +300 +400 Net Interest Income Change - Next 12 Months -1.2% -0.7% -0.4% 0.2% -0.9% -2.2% -3.3% -4.4% Net Interest Income Change - Next 24 Months -8.8% -6.5% -2.1% 2.2% 7.7% 8.7% 10.3% 12.0% Economic Value of Equity Sensitivity Profile Interest Rate Scenario -400 -300 -200 -100 +100 +200 +300 +400 EVE Change - Immediate Shock -30.6% -16.7% -9.0% -3.4% 1.6% 2.1% 3.0% 3.4% Source: Company-provided documents; report as of March 31, 2025 Note: Shock scenarios shown 24 Asset-Liability Management Profile

Appendix

Financial Highlights

Strong balance sheet growth paired with efficient earnings and high-quality assets.

	For the Years Ended:				For the Quarters Ended:				12/31/2021 3/31/2025
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	CAGR
Balance Sheet									
Total Assets ($000)	3,369,483	3,553,515	3,742,289	5,091,657	3,616,055	5,360,138	5,091,657	4,999,358	12.9%
Total Securities ($000)	588,535	568,882	483,876	606,234	466,916	646,367	606,234	591,505	0.2%
Total Net Loans ($000)	2,301,198	2,702,644	2,828,252	3,951,729	2,846,430	4,031,145	3,951,729	3,950,905	18.1%
Total Deposits ($000)	2,963,397	3,046,598	3,279,037	4,407,552	3,064,959	4,637,864	4,407,552	4,316,927	12.3%
Tangible Equity ($000)	276,288	251,875	277,052	358,767	277,437	362,186	358,767	373,380	9.7%
Loans / Deposits (%)	78.6	89.6	86.9	90.6	93.6	87.7	90.6	92.5	
(Cash + Securities)/ Assets (%)	25.9	17.3	18.1	14.8	14.5	17.6	14.8	13.4	
TCE / TA (%) [(1)]	8.4	7.2	7.5	7.2	7.8	6.9	7.2	7.6	
Total Capital Ratio (%)	13.6	12.1	14.2	12.3	14.0	12.0	12.3	12.7	
Profitability									
Net Income ($000)	43,519	38,090	27,380	8,498	3,282	(4,337)	6,087	15,009	
ROAA (%)	1.41	1.12	0.74	0.19	0.36	(0.33)	0.47	1.22	
ROAE (%)	13.3	11.9	8.3	2.1	3.9	(3.6)	5.1	12.7	
Net Interest Margin (%)	2.99	3.02	2.54	2.84	2.27	3.28	3.27	3.50	
Efficiency Ratio (%)	54.9	56.3	64.5	63.2	73.6	54.9	61.0	55.8	
Noninterest Inc/ Operating Rev (%)	13.7	12.6	13.9	13.5	15.9	12.4	12.6	12.2	
Noninterest Exp./ AA (%)	1.79	1.84	1.80	1.99	1.87	2.01	2.23	2.19	
Asset Quality (%)									
NPLs / Loans (%)	0.19	0.12	0.14	0.56	0.25	0.51	0.56	0.58	
NPAs / Assets (%)	0.15	0.10	0.11	0.46	0.23	0.41	0.46	0.47	
Reserves / Loans (%)	1.22	1.01	0.77	1.05	0.81	0.97	1.05	1.03	
NCOs / Avg Loans (%)	0.03	0.02	0.10	0.03	0.01	0.01	0.09	0.09	
Yields and Costs (%)									
Yield on Total Loans and Leases (%)	3.94	4.04	4.81	5.62	5.09	6.09	5.90	5.92	
Yield on Debt and Equity Securities (%)	1.94	1.67	1.77	2.43	1.80	3.02	3.10	2.95	
Cost of Int-bearing Deposits (%)	0.37	0.57	2.32	2.82	2.92	2.91	2.75	2.46	
Cost of Funds (%)	0.35	0.51	1.91	2.40	2.42	2.46	2.34	2.05	

Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025
(1) TCE / TA is a non-GAAP financial measure; please see page 30 for a reconciliation

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Historical Consolidated Balance Sheet

($ in thousands)	Year-Ended December 31,						Quarter-Ended[1]
	2019	2020	2021	2022	2023	2024	2025Q1
Assets							
Cash and Cash Equivalents	$31,153	$228,192	$279,933	$37,868	$187,365	$135,851	$77,102
Available for Sale Securities	330,478	295,911	517,321	477,703	398,927	526,329	503,043
Held to Maturity Securities	7,656	7,225	71,213	91,179	84,851	78,184	76,689
Other Securities	10,624	5,535	4,185	9,740	5,278	12,650	11,777
Total Cash & Securities	379,911	536,863	872,652	616,490	676,421	753,014	668,611
Gross Loans Held for Investment	1,938,240	2,177,982	2,329,173	2,730,116	2,849,897	3,993,505	3,991,539
Loan Loss Reserve	22,677	27,344	28,383	27,472	21,895	41,776	41,054
Loans Held for Sale	986	837	408	-	250	-	420
Total Net Loans	1,916,549	2,151,475	2,301,198	2,702,644	2,828,252	3,951,729	3,950,905
Real Estate Owned and Held for Investment	7,351	7,196	6,509	5,567	5,015	18,651	17,193
Goodwill	63,370	63,370	63,370	63,370	63,370	75,986	75,986
Intangible Assets other than Goodwill	1,565	960	468	105	-	34,197	32,488
Total Intangible Assets	64,935	64,330	63,838	63,475	63,370	110,183	108,474
Total Servicing Rights	738	838	882	914	870	1,304	1,260
Total Other Assets	105,843	123,100	124,404	164,425	168,361	256,776	252,915
Total Assets	**$2,475,327**	**$2,883,802**	**$3,369,483**	**$3,553,515**	**$3,742,289**	**$5,091,657**	**$4,999,358**
Liabilities							
Total Deposits	$1,971,489	$2,437,113	$2,963,397	$3,046,598	$3,279,037	$4,407,552	$4,316,927
FHLB Borrowings	184,883	64,769	2,711	100,955	25,000	98,637	88,403
Senior Debt [2]	191,077	71,194	11,501	123,785	53,550	127,253	103,243
Trust Preferred (FAS 150)	-	-	-	-	-	8,039	8,063
Subordinated Debt	-	33,000	33,000	33,000	33,000	33,000	33,000
Total Other Liabilities	13,751	25,618	21,459	34,782	36,280	46,863	56,271
Total Liabilities	**$2,176,317**	**$2,566,925**	**$3,029,357**	**$3,238,165**	**$3,401,867**	**$4,622,707**	**$4,517,504**
Equity							
Common Equity	$299,010	$316,877	$340,126	$315,350	$340,422	$468,950	$481,854
Total Equity	**$299,010**	**$316,877**	**$340,126**	**$315,350**	**$340,422**	**$468,950**	**$481,854**
Tot Acc Other Comprehensive Inc	(3,205)	2,149	(5,514)	(56,336)	(44,351)	(40,695)	(36,454)
Total Liabilities and Equity	**$2,475,327**	**$2,883,802**	**$3,369,483**	**$3,553,515**	**$3,742,289**	**$5,091,657**	**$4,999,358**

Source: S&P Capital IQ Pro, Company-provided documents; consolidated (GAAP) financial data as of March 31, 2025
(1) As of March 31, 2025 // (2) Senior Debt includes Long-term debt (including long-term FHLB borrowings), short-term borrowings, and lease liabilities; PFIS does not have outstanding Senior Notes

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Source: S&P Capital IQ Pro, Company-provided documents; consolidated (GAAP) financial data as of March 31, 2025 (1) For the three months ended March 31, 2025 // (2) Includes Realized Gain on Securities and Nonrecurring Revenue 28 Historical Consolidated Income Statement Year-Ended December 31, Quarter-Ended(1) ($ in thousands) 2019 2020 2021 2022 2023 2024 2025Q1 Interest Income $93,381 $94,125 $94,057 $111,334 $149,851 $211,460 $62,426 Interest Expense 17,868 14,324 9,422 15,585 63,097 95,471 22,878 Net Interest Income $75,513 $79,801 $84,635 $95,749 $86,754 $115,989 $39,548 Provision for Credit Losses 6,100 7,400 1,750 (449) 196 19,088 (2) Total Noninterest Income (2) 15,120 16,642 25,636 11,845 14,133 18,172 6,256 Total Noninterest Expense 55,642 54,868 55,004 62,677 66,374 89,603 27,401 Nonrecurring Expense – – – – 1,816 17,000 154 Net Income before Taxes $28,891 $34,175 $53,517 $45,366 $32,501 $8,468 $18,251 Provision for Taxes 3,155 4,821 9,998 7,276 5,121 (30) 3,242 Net Income $25,736 $29,354 $43,519 $38,090 $27,380 $8,498 $15,009 Memo: Realized Gain on Securities 155 912 2 (2,007) 7 0 133 7 1 Memo: Nonrecurring Revenue – 600 12,153 – – – 680

Non-GAAP Financial Measures

($ in thousands)

Reconciliation | TCE / TA, TBVPS, & ROATCE		2021Y	2022Y	2023Y	2024Y	2024Q1	2024Q2	2024Q3	2024Q4	2025Q1
Total Equity		$340,126	$315,350	$340,422	$468,950	$339,992	$340,807	$475,051	$468,950	$481,854
Less: Preferred Equity		-	-	-	-	-	-	-	-	-
Less: Goodwill		63,370	63,370	63,370	76,325	63,370	63,370	76,958	76,325	75,986
Less: Other Intangible Assets		1,351	1,019	870	35,500	860	852	36,739	35,500	33,748
Plus: Mortgage Servicing Rights		882	914	870	1,303	861	852	832	1,303	1,260
Tangible Common Equity	**[A]**	**$276,287**	**$251,875**	**$277,052**	**$358,428**	**$276,623**	**$277,437**	**$362,186**	**$358,428**	**$373,380**
Total Assets		$3,369,483	$3,553,515	$3,742,289	$5,091,657	$3,669,138	$3,616,055	$5,360,138	$5,091,657	$4,999,358
Less: Goodwill		63,370	63,370	63,370	75,986	63,370	63,370	76,958	75,986	75,986
Less: Other Intangible Assets		1,351	1,019	870	35,500	860	852	36,739	35,500	33,748
Plus: Mortgage Servicing Rights		882	914	870	1,303	861	852	832	1,303	1,260
Tangible Assets	**[B]**	**$3,305,644**	**$3,490,040**	**$3,678,919**	**$4,981,474**	**$3,605,769**	**$3,552,685**	**$5,247,273**	**$4,981,474**	**$4,890,884**
TCE / TA	**[C] = [A] / [B]**	**8.36%**	**7.22%**	**7.53%**	**7.20%**	**7.67%**	**7.81%**	**6.90%**	**7.20%**	**7.63%**
Common Shares Outstanding (Actual)	**[D]**	**7,169,372**	**7,158,017**	**7,040,852**	**9,990,724**	**7,057,258**	**7,057,258**	**9,994,648**	**9,990,724**	**9,995,483**
TBVPS (Actual)	**[E] = [A] * 1000 / [D]**	**$38.54**	**$35.19**	**$39.35**	**$35.88**	**$39.20**	**$39.31**	**$36.24**	**$35.88**	**$37.35**
Net Income	**[F]**									**15,009**
Days in Quarter	[G]									90
Days in Year	[H]									365
Average Tangible Common Equity	**[I]**									**$369,870**
ROATCE	**[J] = ([F] / [G] * [H]) / [I]**									**16.46%**

Source: S&P Capital IQ Pro; consolidated (GAAP) financial data as of March 31, 2025

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